UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) August 12, 2005

                            MCLEODUSA INCORPORATED
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            (Exact Name of Registrant as Specified in Its Charter)

                                   DELAWARE
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                (State or Other Jurisdiction of Incorporation)

           0-20763                                       42-1407240
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  (Commission File Number)                    (IRS Employer Identification No.)

        McLeodUSA Technology Park
        4200 C. Street SW, P.O. Box 3177
        Cedar Rapids, IA                                          52406-3177
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 (Address of Principal Executive Offices)                         (Zip Code)

                                (319) 364-0000
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             (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On August 12, 2005, Chris A. Davis resigned as Chief Executive Officer of McLeodUSA Incorporated (the "Company") and G. Kenneth Burckhardt resigned as the Company's Executive Vice President and Chief Financial Officer and as a Director. On the same date, the Company entered into individual Separation Agreements with Ms. Davis and Mr. Burckhardt that replace Ms. Davis and Mr. Burckhardt's employment agreements with the Company. The Separation Agreements are hereby incorporated by reference and are attached hereto as Exhibits 10.1 and 10.2, respectively. Neither the Company nor the executives have continuing employment obligations under the former employment agreements.

The Separation Agreements require the Company, in lieu of amounts otherwise due under their respective employment agreements, to make one-time payments, on or before August 12, 2005, of $1,388,800 to Ms. Davis and $910,000 to Mr. Burckhardt (plus any and all accrued and unpaid salary and vacation pay due as of such date). The Company is also required under these agreements to maintain through October 14, 2007 for the benefit of Ms. Davis and through August 12, 2007 for Mr. Burckhardt, and their respective families, the medical, dental, prescription and group life insurance benefit plans and programs in which they were participating prior to their resignations. In the event that such participation is not allowed under the terms of such plans or programs, the Company must make substantially similar alternative arrangements available at no additional cost to Ms. Davis or Mr. Burckhardt.

In addition, the Separation Agreements provide that each of Ms. Davis and Mr. Burckhardt will waive and release any rights against the Company that he or she may have to indemnification, contribution or similar claims upon the occurrence of certain specified conditions, including the grant of the same releases to each of them by certain of the Company's lenders.

Also on August 12, 2005, the Company entered into the Second Amendment (the "Amendment") to the McLeodUSA Incorporated Employment Security Severance Plan (the "Plan"), such Amendment to be effective August 12, 2005. The Amendment is hereby incorporated by reference and attached hereto as Exhibit 10.3. The Amendment provides that if an eligible employee participating in the Plan experiences a Qualifying Termination (as defined in the Plan) prior to the occurrence of a Change in Control, then such Employee shall be entitled to receive a Severance Benefit (as defined in the Plan) and for purposes of determining the Severance Benefit, a Change in Control shall be deemed to have occurred on August 12, 2005.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 15, 2005, the Company issued a press release, which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing that Chris A. Davis had notified the Company on August 12, 2005 of her resignation as Chief Executive Officer, effective as of that date. Ms. Davis will remain as Chairman of the Board of Directors. G. Kenneth Burckhardt also notified the Company of his resignation as Executive Vice President, Chief Financial Officer and a Director of the Company, effective August 12, 2005. Joseph H. Ceryanec, age 44, Group Vice President - Controller and Treasurer of the Company, has been appointed as the acting Chief Financial Officer. Mr. Burckhardt has affirmed that he has no disagreements with the Board or the Company's management.

Also on August 12, 2005, the Company appointed Stan Springel as Chief Restructuring Officer. Stan Springel, age 58, is a Managing Director with Alvarez & Marsal, LLC ("A&M"), a turnaround and restructuring consulting firm. Prior to joining A&M in January 2003, Mr. Springel provided similar services as an independent contractor. In the past five years, Mr. Springel has worked with a variety of companies and industries to provide turnaround and restructuring services, generally in the role of Chief Restructuring Officer or Chief Executive Officer.

Mr. Springel, as an employee of A&M, was designated as an officer of the Company pursuant to a letter agreement dated as of August 15, 2005, between the Company and A&M (the "Letter Agreement"). The Letter Agreement amends and restates a prior agreement dated March 29, 2005 between the parties pursuant to which A&M was retained to provide restructuring advisory services to the Company. Under the terms of the Letter Agreement, the Company will pay $125,000 per month to A&M for the services of Mr. Springel as Chief Restructuring Officer. In addition, the Company will pay to A&M an hourly rate ranging from $175 to $675 for the services of other employees of A&M. The Company will also compensate A&M for reasonable out-of-pocket expenses. The Letter Agreement may be terminated by either party without cause upon two weeks prior written notice, subject to the payment by the Company of any fees and expenses due to A&M. If the Company terminates the Letter Agreement for cause, it will be relieved of all of its payment obligations, except for the payment of fees and expenses incurred by A&M through the effective date of termination. A copy of the Letter Agreement is hereby incorporated by reference and attached hereto as Exhibit 10.4.

The Company initially retained the services of A&M on March 29, 2005 to provide restructuring advisory services. At such time, the Company paid A&M a retainer fee of $350,000 and has since paid approximately $1,764,880 to A&M. Under the terms of the Letter Agreement, Mr. Springel will continue to be employed by A&M and, while rendering services to the Company, will continue to work with A&M personnel in connection with other unrelated matters.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
-----------    -----------

10.1 Separation Agreement, dated as of August 12, 2005, by and between McLeodUSA Incorporated and Ms. Chris A. Davis

10.2 Separation Agreement, dated as of August 12, 2005, by and between McLeodUSA Incorporated and Mr. G. Kenneth Burckhardt

10.3 Second Amendment to the McLeodUSA Incorporated Employment Security Severance Plan, effective as of August 15, 2005

10.4 Letter Agreement, dated as of March 29, 2005 and amended and restated as of August 12, 2005, by and between Alvarez & Marsal, LLC and McLeodUSA, Incorporated

99.1           Press Release, dated August 15, 2005


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MCLEODUSA INCORPORATED


Dated: August 16, 2005                       By:   /s/ James E. Thompson
                                                  ------------------------------
                                             Name:  James E. Thompson
                                             Title: Group Vice President and
                                                    General Counsel and
                                                    Secretary


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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

10.1 Separation Agreement, dated as of August 12, 2005, by and between McLeodUSA Incorporated and Ms. Chris A. Davis

10.2 Separation Agreement, dated as of August 12, 2005, by and between McLeodUSA Incorporated and Mr. G. Kenneth Burckhardt

10.3 Second Amendment to the McLeodUSA Incorporated Employment Security Severance Plan, effective as of August 12, 2005

10.4 Letter Agreement, dated as of March 29, 2005 and amended and restated as of August 15, 2005, by and between Alvarez & Marsal, LLC and McLeodUSA, Incorporated

99.1           Press Release, dated August 15, 2005